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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  August 30, 2010

PROVIDENCE AND WORCESTER RAILROAD COMPANY
 (Exact name of registrant as specified in its charter)

Rhode Island	0-16704	05-0344399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Hammond Street, Worcester, Massachusetts  01610
(address, including zip code, of principal executive offices)

(508) 755-4000
Registrant’s telephone number, including area code

None
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
ž      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ž      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ž      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ž      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 26, 2010, Daniel T. Noreck, CPA, 38, was elected to serve as Treasurer and Chief Financial Officer of Providence and Worcester Railroad Company (the "Registrant") effective September 13, 2010.  Mr. Noreck has worked as Senior Audit Manager at Lefkowitz, Garfinkel, Champi & DeRienzo P.C. in Providence, RI since July 2003.  Prior thereto, he worked as a senior accountant at Carlin, Charron & Rosen, LLP from December 1997 until July 2003.  On September 13, 2010, Jade Y. Tsang, who has served as Treasurer and Chief Financial Officer on an interim basis since the departure of former Treasurer and Chief Financial Officer Elizabeth A. Deforge, effective July 27, 2010, will resume her duties as Assistant Controller and Manager of Taxes.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1945, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Providence and Worcester Railroad Company

By: /s/ P. Scott Conti P. Scott Conti President

Dated:  August 30, 2010